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                       SECURITIES & EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 1998
                                                -------------------


                    MOUNT VINTAGE PLANTATION GOLF CLUB, LLC
                    ---------------------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)

                                South Carolina
                                --------------
                         (STATE OR OTHER JURISDICTION
                               OF INCORPORATION)

        333-59029                                       57-1069631
------------------------                     ---------------------------------
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


108-1/2 Courthouse Square, P.O. Box 706, Edgefield, SC           29824
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                (803) 637-5304
                        ------------------------------
                        (REGISTRANT'S TELEPHONE NUMBER
                             INCLUDING AREA CODE)

                                 Not Applicable
                        -------------------------------
                        (FORMER NAME OR FORMER ADDRESS,
                         IF CHANGED SINCE LAST REPORT)


                                  COPIES TO:
                                Eric K. Graben
                    Wyche, Burgess, Freeman & Parham, P.A.
                        44 East Camperdown Way (29601)
                                 P.O. Box 728
                           Greenville, SC 29602-0728
                                (864) 242-8200


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ITEM 5: OTHER EVENTS.

      On December 31, 1998, Mount Vintage Plantation Golf Club, LLC (the "Company") consummated the offering (the "Offering") of its membership units (the "Membership Units") registered with the Securities and Exchange Commission on a Registration Statement on Form S-11 (the "Registration Statement," Commission File No. 333-59029). As of December 31, 1998, all 150 Membership Units offered were subscribed to, the Company had obtained a credit facility with substantially the terms described in the prospectus contained in the Registration Statement (the "Prospectus") and the Company had obtained title to the land on which its golf course is being constructed in exchange for issuing 48 Membership Units to the Manager as described in the Prospectus. The Manager transferred to the Company title to approximately 252.6 acres of land rather than 243 acres as indicated in the Prospectus; however, the Manager did not receive any additional Membership Units for the additional acreage contributed by it to the Company.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOUNT VINTAGE PLANTATION
                                          GOLF CLUB, LLC

Date:   January 15, 1999                  By:   /s/ Bettis C. Rainsford
      -----------------------                -----------------------------
                                                Bettis C. Rainsford
                                                Secretary, Treasurer and
                                                Chief Financial Officer





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